                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): February 7, 2001


                             PITT-DES MOINES, INC.
            (Exact name of registrant as specified in its charter)

Commonwealth of Pennsylvania            1-5259           25-0729430
(State or other jurisdiction            (Commission      (IRS Employer
or incorporation)                       File Number)     Identification  Number)

Town Center One, Suite 400, 1450 Lake Robbins Road, The Woodlands, TX   77380
(Address of principal executive offices)                              (ZIP code)

Registrant's telephone number including area code: (281) 765-4600

Item 2. Acquisition or Disposition of Assets.

        During 2000, the Registrant announced that it engaged the firm of Tanner & Co., Inc. to assist the Board of Directors' consideration of strategic alternatives to enhance shareholder value, including the potential sale or other disposition of part or all of the Company.


        Pursuant to an asset purchase agreement between the Registrant, Chicago Bridge & Iron Company N.V. ("CB&I") and CB&I Constructors, Inc. (together with
                             ----
the CB&I, the "Purchaser") dated as of February 7, 2001 (the "Asset Purchase
               ---------                                      --------------
Agreement"), the Purchaser acquired all of the Registrant's right, title and
---------
interest in and to the properties and assets used by the Registrant's Engineered Construction and Water Divisions in the business of engineering, fabricating and erecting tanks and systems for liquid and cryogenic storage and water storage. As consideration for the transactions contemplated under the Asset Purchase Agreement, the Registrant received $40 million in cash and 2,848,172 shares of the common stock of CB&I, par value NLG 0.01 per share (the "CB&I Shares"). The
                                                             -----------
Registrant, CB&I and certain of the shareholders of CB&I also entered into a shareholder agreement dated February 7, 2001 (the "Shareholder Agreement") which
                                                   ---------------------
provides the Registrant and CB&I with certain rights concerning the Registrant's disposition of the CB&I Shares. The Asset Purchase Agreement and the Shareholder Agreement are incorporated herein by reference from Schedule 13D filed by the Registrant on February 20, 2001.

        On November 3, 2000, the Company sold all the stock of PDM Strocal, Inc. and Candraft Detailing, Inc., both wholly-owned subsidiaries, to David L. Long, the president of the structural steel fabrication and erection business unit. Total consideration was $29.1 million consisting of $18.8 million in cash and the assignment of $10.3 million of PDM Strocal accounts receivable to the Company. The sale was effective August 31, 2000.

        On January 30, 2001, the Company sold all the stock of Oregon Culvert Co., Inc., a wholly owned subsidiary, to Contech Construction Products Inc. for $8.3 million in cash.

        Anticipated gains on the sales of the Engineered Construction and Water Divisions and the Oregon Culvert Co., Inc. subsidiary are deferred until 2001, when such gains will be realizable. Certain assets of the disposed operations have been retained by the Registrant and are reported as net assets from discontinued operations. The Registrant intends to utilize cash proceeds from the dispositions to pay down any outstanding debt on its revolving credit facility.


Item 7. Financial Statements and Exhibits.

(b)  Pro forma financial information.

        The Pro Forma statements attached hereto, together with the financial information provided in the Form 10-Q filed by the Registrant on November 14, 2000 and incorporated herein by reference, reflect the disposition of the following divisions/operations:

     i). Engineered Construction and Water Divisions as discussed in Item 2 herein;

     ii).   PDM Strocal, Inc. and Candraft Detailing, Inc.; and

     iii).  Culvert Operations.

        The following Pro Forma financial information of Pitt-Des Moines, Inc. is attached as part of this report:

     Pro Forma Condensed Statement of Operations for the Year Ended December 31, 1999.

     Pro Forma Condensed Statement of Operations for the Nine Months Ended September 30, 2000.

     Pro Forma Condensed Balance Sheet as of September 30, 2000.

     Notes to Pro Forma Condensed Financial Statements.

PITT-DES MOINES, INC.
Pro Forma Condensed Statement of Operations
For The Year Ended December 31, 1999
(In Thousands, Except per Share Data)

                                                                       HISTORICAL                           PRO FORMA
                                                                    -----------------        ---------------------------------------
                                                                        Pitt-Des
                                                                      Moines, Inc.             Adjustments           As Adjusted
                                                                      ------------             -----------           -----------
Earned revenue                                                        $      262,169                                 $      262,169

Cost of earned revenue                                                       217,866                                        217,866
                                                                    -----------------        -----------------     -----------------

Gross profit from operations                                                  44,303                        -                44,303

Selling, general and administrative expenses                                  28,594                                         28,594
                                                                    -----------------        -----------------     -----------------

Income from operations                                                        15,709                        -                15,709

Other income (expense), net                                                   (1,420)                   4,111 (a)             2,691
                                                                    -----------------        -----------------     -----------------

Income from continuing operations before income taxes                         14,289                    4,111                18,400

Income tax expense                                                             5,450                    1,439 (b)             6,889
                                                                                                                                  -
                                                                    -----------------        -----------------     -----------------

Income from continuing operations                                     $        8,839            $       2,672        $       11,511
                                                                    =================        =================     =================


Earnings per share from continuing operations                         $         1.23                                 $         1.60
Earnings per share from continuing operations - assuming dilution     $         1.18                                 $         1.53

Shares used to calculate:
Earnings per share                                                             7,174                                          7,174
Earnings per share - assuming dilution                                         7,517                                          7,517


          (See Notes to the Pro Forma Condensed Financial Statements)

PITT-DES MOINES, INC.
Pro Forma Condensed Statement of Operations
For The Nine Months Ended September 30, 2000
(In Thousands, Except per Share Data)

                                                               HISTORICAL                               PRO FORMA
                                                            -----------------            ---------------------------------------
                                                               Pitt-Des
                                                              Moines, Inc.                 Adjustments           As Adjusted
                                                              ------------                 -----------           -----------
Earned revenue                                                $      245,776                $           -        $      245,776

Cost of earned revenue                                               198,796                            -               198,796
                                                            -----------------            -----------------     -----------------

Gross profit from operations                                          46,980                            -                46,980


Selling, general and administrative expenses                          21,167                            -                21,167
                                                            -----------------            -----------------     -----------------

Income from operations                                                25,813                            -                25,813

Other income (expense), net                                           (2,089)                       2,849 (a)               760
                                                            -----------------            -----------------     -----------------

Income from continuing operations before income taxes                 23,724                        2,849                26,573

Income taxes                                                           9,371                          997 (b)            10,368
                                                                                                                              -
                                                            -----------------            -----------------     -----------------

Income from continuing operations                                     14,353                        1,852                16,205


Earnings per share                                            $         1.97                                     $         2.22
Earnings per share - assuming dilution                        $         1.89                                     $         2.14

Shares used to calculate:
Earnings per share                                                     7,294                                              7,294
Earnings per share - assuming dilution                                 7,590                                              7,590


          (See Notes to the Pro Forma Condensed Financial Statements)

PITT-DES MOINES, INC.
Pro Forma Condensed Balance Sheet
As of September 30, 2000
(In Thousands)


                                                               HISTORICAL                       PRO FORMA
                                                            ------------------   ----------------------------------------
                                                                 Pitt-Des
                                                               Moines, Inc.          Adjustments           As Adjusted
ASSETS

Current Assets
   Cash and cash equivalents                                        $  1,258            $  35,965 (a)          $ 37,223

   Marketable Securities                                                   -               44,000 (b)            44,000

   Accounts receivable including retentions                           48,703                    -                48,703
   Inventories                                                        32,048                    -                32,048
   Costs and estimated profits in excess of billings                  14,712                    -                14,712
   Other                                                              12,332                    -                12,332
                                                           ------------------   ------------------     -----------------

   Total Current Assets                                              109,053               79,965               189,018


Other Assets                                                          20,079                    -                20,079

Net assets of discontinued operations                                108,163             (72,965) (c)            35,198


Property, Plant and Equipment, net                                    32,811                    -                32,811
                                                           ------------------   ------------------     -----------------

   Total Assets                                                     $270,106            $   7,000              $277,106
                                                           ==================   ==================     =================


LIABILITIES

Current Liabilities
   Accounts payable                                                   13,642                    -                13,642
   Billings in excess of costs and estimated profits                   8,577                    -                 8,577
   Other                                                              29,151                                     29,151
   Deferred tax payable                                                    -               11,200 (d)            11,200

   Deferred gain                                                           -               20,800 (e)            20,800
                                                           ------------------   ------------------     -----------------

   Total Current Liabilities                                          51,370               32,000                83,370

Revolving Credit Facility                                             25,000             (25,000) (f)                 -

Other Liabilities                                                      8,995                    -                 8,995

STOCKHOLDERS' EQUITY                                                 184,741                                    184,741
                                                           ------------------   ------------------     -----------------

   Total Liabilities and Stockholders' Equity                       $270,106            $   7,000              $277,106
                                                           ==================   ==================     =================

See Notes to Pro Forma Condensed Financial Statements

PITT-DES MOINES, INC.

Notes to Pro Forma Condensed Financial Statements
(In Thousands)


Statement of Operations -

   (a) To record a reduction in interest expense due to revolver pay down and an increase in interest income on invested excess funds.

   (b) To record an increase in income tax expense at the statutory rate of 35% for the impact of the Pro Forma adjustments.


Balance Sheet -

   (a) To record cash proceeds from the dispositions, net of payment on the revolving credit facility.

   (b) To record stock proceeds from the disposition of the Engineered Construction and Water Storage Divisions.

   (c) To record the reversal of net assets from discontinued operations.

   (d) To accrue income tax payable on the estimated gain from dispositions at the statutory rate of 35%.

   (e) To record the estimated deferred gain on dispositions, net of tax.

   (f) To record payment on the revolving credit facility with proceeds from the dispositions.

(c)  Exhibits.

     Exhibit No.
     -----------

         2.1 Asset purchase agreement between Pitt-Des Moines, Inc., Chicago Bridge & Iron Company N.V. and CB&I Constructors, Inc. dated as of February 7, 2001 previously filed as an Exhibit to Form 13D filed by the Registrant on February 20, 2001 and incorporated herein by reference.

         2.2 Shareholder agreement between Pitt-Des Moines, Inc., Chicago Bridge & Iron Company N.V. and certain shareholders of Chicago Bridge and Iron Company N.V. dated as of February 7, 2001 previously filed as an Exhibit to Form 13D filed by the Registrant on February 20, 2001 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PITT-DES MOINES, INC.


Date:  February 22, 2001                By:  /s/ Richard A. Byers
                                        Name:  Richard A. Byers
                                        Title: Vice President, Finance and
                                               Treasurer